MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) FINANCIAL STATEMENTS DECEMBER 31, 2016 Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) TABLE OF CONTENTS PAGE Independent auditors' report 1 - 2 Financial statements: Balance sheet 3 - 4 Statement of income and members' equity 5 Statement of cash flows 6 Notes to financial statements 7 - 14 Exhibit 99.2

INDEPENDENT AUDITORS' REPORT To the Members of The Rainmaker Group Ventures, LLC We have audited the accompanying carve-out financial statements of Multifamily Housing Operations, a carve-out of The Rainmaker Group Ventures, LLC (a Delaware limited liability company), which comprise the carve-out balance sheets as of December 31, 2016, and the related statements of income and members' equity and cash flows for the year then ended, and the related notes to the carve-out financial statements. Management's Responsibility for the Financial Statements Management is responsible for the preparation and fair presentation of these carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of carve-out financial statements that are free from material misstatement, whether due to fraud or error. Auditors' Responsibility Our responsibility is to express an opinion on these carve-out financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the carve-out financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Opinion In our opinion, the carve-out financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Multifamily Housing Operations, a carve-out of The Rainmaker Group Ventures, LLC, as of December 31, 2016, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Aprio, LLP Five Concourse Parkway, Suite 1000, Atlanta, Georgia 30328 404.892.9651 Aprio.com Independently Owned and Operated Member of Morison KSi Exhibit 99.2

Emphasis of a Matter We draw attention to Note A of the carve-out financial statements, which describes the basis of presentation used in preparing these carve-out financial statements. Our opinion is not modified with respect to this matter. Atlanta, Georgia September 7, 2017 Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) BALANCE SHEET DECEMBER 31, 2016 ASSETS Current assets Cash $ 140,812 Accounts receivable, net of allowance for doubtful accounts of $230,634 4,513,735 Prepaid expenses 817,033 Total current assets 5,471,580 Property and equipment, at cost Leasehold improvements 2,015,766 Office furniture and computer equipment 2,286,050 Software 722,190 Internally developed software 4,623,529 9,647,535 Accumulated depreciation (6,658,188) 2,989,347 Other assets Goodwill 2,544,139 Intangibles, net 455,000 2,999,139 Total assets $ 11,460,066 See accompanying notes to financial statements -3- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) BALANCE SHEET DECEMBER 31, 2016 LIABILITIES AND MEMBERS' EQUITY Current liabilities Accounts payable $ 329,840 Accrued expenses 1,795,712 Current portion of deferred revenue 820,205 Acquisition related liabilities 341,999 Current portion of deferred rent 168,184 Total current liabilities 3,455,940 Long-term liabilities Deferred revenue, net of current portion 397,635 Deferred rent liability 748,253 1,145,888 Members' equity 6,858,238 Total liabilities and members' equity $ 11,460,066 See accompanying notes to financial statements -4- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) STATEMENT OF INCOME AND MEMBERS' EQUITY FOR THE YEAR ENDED DECEMBER 31, 2016 Revenues $ 35,586,077 Cost of revenue 6,165,006 Gross profit 29,421,071 Selling, general and administrative expenses Product development 6,467,262 Sales and marketing expenses 9,792,625 General and administrative 5,766,252 22,026,139 Net income 7,394,932 Members' equity - beginning of year 6,835,550 Net intercompany transfers (7,372,244) Members' equity - end of year $ 6,858,238 See accompanying notes to financial statements -5- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2016 Cash flows from operating activities Net income $ 7,394,932 Adjustments to reconcile net income to net cash provided by operating activities: Change in allowance for doubtful accounts 9,013 Depreciation and amortization 1,490,044 Deferred rent liability (86,951) Changes in operating assets and liabilities: Accounts receivable (683,444) Prepaid expenses and other assets (128,561) Accounts payable (310,576) Accrued expenses 87,395 Deferred revenue 418,414 Acquisition related liabilities 61,091 Total adjustments 856,425 Net cash provided by operating activities 8,251,357 Cash flow from investing activities Acquisition of property and equipment (134,046) Internally developed software (662,004) Net cash used in investing activities (796,050) Cash flows from financing activities Net intercompany transfers (7,372,244) Net increase in cash 83,063 Cash, beginning of year 57,749 Cash, end of year $ 140,812 See accompanying notes to financial statements -6- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note A Summary of Significant Accounting Policies Nature of Operations: The Rainmaker Group Ventures, LLC ("RMGV" or "the Company") is a software company that develops revenue management applications in the gaming, hospitality and multi-family housing industries throughout the United States. In February 2017, Rainmaker Group Ventures, LLC and RealPage, Inc., a Delaware corporation ("RealPage") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement and subject to the conditions set forth therein, the Company (RMGV) will sell to RealPage certain discrete assets and liabilities that comprise the Multifamily Housing Operations business (collectively, the "MHO") of the Company. Pursuant to the Asset Purchase Agreement, RealPage will pay approximately $300 million in cash, subject to reductions for outstanding indebtedness and unpaid transaction expenses and working capital adjustment, in exchange for MHO. RealPage will retain a portion of the purchase price as a holdback to serve as security for the benefit of RealPage and its affiliates in respect of the indemnification obligations of the Company. Subject to any indemnification claims made, the holdback will be released to the sellers on or shortly after the first anniversary date of the closing of the transaction. The carve-out financial statements of MHO (a carve-out of "The Rainmaker Group Ventures, LLC") present the historical financial position, results of operations, changes in equity to support MHO, and cash flows on a carve-out basis of the MHO segment in connection with the Asset Purchase Agreement. The carve-out financial statements have been derived from the accounting records of The Rainmaker Group Ventures, LLC on a carve-out basis. Basis of presentation and methods of allocation: The carve-out financial statements of MHO (a carve-out of "The Rainmaker Group Ventures, LLC"), have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). These financial statements have been prepared solely to demonstrate the historical results of operations, financial position and cash flows related to MHO for the indicated periods. The carve-out financial statements include the assets, liabilities, revenue and expenses that are specifically identifiable to MHO. The carve-out financial statements reflect allocations of direct and indirect expenses related to certain overhead functions that are provided on a centralized basis by The Rainmaker Group Ventures, LLC. These expenses have been allocated to MHO on the basis of direct usage when identifiable, with others allocated based on relevant criteria. -7- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note A Summary of Significant Accounting Policies (Continued) Management believes the assumptions underlying the carve-out financial statements, including the assumptions regarding allocation of expenses, are reasonable. Nevertheless, the carve-out financial statements may not include all of the actual expenses that would have been incurred by MHO and may not reflect the MHO’s financial position, results of operations and cash flows that would have been reported if the MHO had been a stand-alone entity during the period presented. Intercompany transactions with The Rainmaker Group Ventures, LLC are considered to be settled for cash in the carve-out cash flow statement in the same period as reported by The Rainmaker Group Ventures, LLC. The total net effect of the settlement of these intercompany transactions is reflected in the carve-out cash flow statement as a financing activity and in the carve-out statement of income and members' equity within Net Intercompany Transfers. Net Intercompany Transfers represents the MHO’s cumulative earnings transferred to The Rainmaker Group Ventures, LLC. Revenue Recognition: Revenue is derived from hosting fees and related services that include maintenance, installation, integration, configuration, and training. Revenue from services are recognized when persuasive evidence of an agreement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is probable. Hosting revenue is recognized ratably over the contract terms or estimated customer life beginning on the go live date of each contract. Certain arrangements with the multi-family housing industry customers require significant costs related to implementation. When the Company receives a non-refundable up-front payment for implementation that has to be deferred over the contract period, the Company capitalizes the costs associated with the implementation and amortizes those costs over the period that revenue is recognized for the related up-front payment. Deferred revenue consists of amounts billed to, or payments received from, customers for software licenses, maintenance, and services that have not met the criteria for revenue recognition. Accounts Receivable: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company does not require that collateral be provided by customers to secure the Company's accounts receivable. The maximum accounting loss from the credit risk associated with accounts receivable is the amount of the receivable recorded, which is the face amount of the receivable, net of the allowance for doubtful accounts and net of any amounts for related discounts, if applicable. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, as well as management’s assessment of the collectibility of specific accounts. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. -8- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note A Summary of Significant Accounting Policies (Continued) Property and Equipment: Property and equipment are carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired or otherwise disposed of and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is recognized. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are as follows: Leasehold improvements Lesser of estimated useful life or life of lease Office furniture and computer equipment 3-7 years Software 3 years Internally developed software 3 years Depreciation expense approximated $1,360,000 for the year ended December 31, 2016. Internally Developed Software: The Company capitalizes certain development costs incurred in connection with its internal use software. Costs incurred in the preliminary stages of development are expensed as incurred. Once an application has reached the development stage, internal and external costs, if direct and incremental, are capitalized until the software is substantially complete and ready for its intended use. Capitalization ceases upon completion of all substantial testing. Internal use software is amortized on a straight line basis over its estimated useful life, generally three years. The amortization period starts upon completion of the development project and when placed in service. The Company did not record an impairment charge during the year ended December 31, 2016. Goodwill: Goodwill represents the excess of the purchase price of an acquisition that exceeds the fair value of the identifiable net tangible and intangible assets acquired in the purchase. Goodwill is not amortized, but is evaluated for potential impairment annually and whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. MHO values goodwill in accordance with Accounting Standards Codification (“ASC”) 350, Goodwill and Other Intangible Assets (ASC 350). ASC 350 requires goodwill to be either qualitatively or quantitatively assessed for impairment annually (or more frequently if impairment indicators arise). -9- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note A Summary of Significant Accounting Policies (Continued) Intangible Assets: The Company’s intangible assets consist of technology. Intangible assets are measured at cost less accumulated amortization and any accumulated impairment losses. The definite-lived assets are capitalized and amortized on a straight-line basis over the estimated useful life of the assets. The Company evaluates the propriety of the carrying amount of its definite-lived intangibles, as well as the related amortization period, to determine whether current events and circumstances warrant adjustment to the carrying values and/or estimates of useful lives. This evaluation is performed using the estimated projected future undiscounted cash flows associated with the asset compared to the asset's carrying amount to determine if a write-down is required. To the extent such projections indicate that the undiscounted cash flows are not expected to be adequate to recover the carrying amounts, the assets are written down to fair value as determined by discounting future cash flows. Management determined no impairment existed at December 31, 2016. Research and Development Costs: Research and development costs consist primarily of compensation and benefits paid to the Company's employees and related overhead expenses. For the year ended December 31, 2016, these expenses totaled approximately $5,625,000 and are included in product development expenses. Income Taxes: RMGV, the entity from which the assets and liabilities that comprise MHO were carved out, is a Limited Liability Company that is taxed as a partnership. Taxable income and losses are allocated directly to the members. Therefore, no provision for income tax has been included in the carve-out financial statements for MHO. The Company applies the provisions of accounting standards for income taxes. These standards require that uncertain tax positions be recognized or derecognized based on a ‘more-likely-than-not’ threshold. This applies to positions taken or expected to be taken in a tax return. The Company does not believe its financial statements include any material uncertain tax positions. Use of Estimates: The preparation of the financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the accounting for the allowance for doubtful accounts, the carrying amount of goodwill, intangibles and property and equipment, the deferral of revenues and costs related to certain customer agreements, sales taxes, and allocations of direct and indirect expenses related to certain overhead functions. Actual results could differ from those estimates. -10- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note A Summary of Significant Accounting Policies (Continued) Impairment of Long-Lived Assets: Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Advertising Costs: Advertising costs are expensed as incurred. Advertising costs, which consist primarily of trade show and marketing expenses, approximated $1,596,000 for the year ended December 31, 2016 and are included in sales and marketing expenses. Fair Value of Financial Instruments: The Company’s financial instruments include cash, accounts receivable, accounts payable, and accrued expenses and are carried at cost, which approximates their fair value because of the short- term nature of these financial instruments. Note B Acquisition of Entity SlopeJet, LLC: In June 2015, the Company acquired tangible and intangible assets and assumed certain liabilities of SlopeJet, LLC ("SlopeJet"). SlopeJet develops and operates websites, databases, reports, and lead analysis solutions. As a result of the acquisition, the Company will increase the number and quality of leads generated to increase revenues. The Company accounted for this acquisition using the purchase method of accounting, and the purchase price was allocated to the assets acquired and the liabilities assumed based on their fair values at the date of acquisition. The purchase consideration was approximately $1,489,000, of which $1,146,000 was paid in cash and the remainder through the issuance of 53,907 Class A common shares, of which 16,384 shares with a fair value of $343,000 are not subject to adjustment and therefore included as part of the purchase price. The remaining 37,523 Class A common shares are subject to adjustment whereby additional shares may be issued or forfeited based on achieving or not achieving certain revenue requirements for the trailing twelve-month period ended June 30, 2016 and June 30, 2017, respectively, as fully defined in the agreement. Additionally, the ultimate issuance of the additional shares requires continuing employment by the selling shareholders. In accordance with ASC 805-10-55-24, contingent considerations that automatically forfeit when employment terminates would be deemed compensation for postcombination services. As a result, any contingent payments will be recorded as compensation expense in the period earned. Management estimated that it was probable that an additional 29,357 shares of Class A common shares with a fair value approximating $643,000 would be earned. -11- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note B Acquisition of Entity (Continued) At December 31, 2016, management recorded a noncash charge to compensation expense and members' equity approximating $307,000 representing services performed during 2016. In connection with the acquisition, two additional contingent cash payments may be required, which was also based on revenue targets for June 30, 2016 and June 30, 2017, as well as continuing employment of the selling shareholders. In accordance with ASC 805-10-55-24, these contingent considerations will be recorded as compensation expense in the period earned. At December 31, 2016, management determined it was probable that the contingent payment would be earned and therefore recorded compensation expense approximating $622,000 representing services performed during 2016. Compensation expense is included in general and administrative expenses in the accompanying statement of income and members' equity for the years ended December 31, 2016. The allocation of assets and liabilities was as following: Amount Accounts receivable $ 31,956 Prepaids 892 Intangibles - technology 650,000 Goodwill 841,040 Total assets acquired 1,523,888 Less: Deferred revenue 9,627 Accounts payable 20,466 Accrued salaries 5,139 Total liabilities assumed 35,232 Net assets acquired $ 1,488,656 Note C Goodwill Multifamily Housing Operation's goodwill reflected in these carve-out financial statements was recognized in connection with the acquisition of Rent Jungle, LLC in 2014 and the acquisition of SlopeJet in 2015. The purchase price for both acquisitions was allocated to the assets acquired and liabilities assumed based on their fair values at the date of acquisition. The full balance of goodwill associated with these acquisitions has been attributed to MHO in connection with preparing these carve-out financial statements. Management believes that the fair value of the assets acquired has not been impaired over the period January 1, 2016 through December 31, 2016. -12- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note C Goodwill (Continued) To evaluate the recoverability of goodwill, Multifamily Housing Operation (MHO) first assesses qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of any of its reporting units is less than its carrying amount. MHO's qualitative assessment of the recoverability of goodwill, whether performed annually or based on specific events or circumstances, considers various macroeconomic, industry- specific and company-specific factors. Those factors include: (i) severe adverse industry or economic trends; (ii) significant company-specific actions, including exiting an activity in conjunction with restructuring of operations; (iii) current, historical or projected deterioration of MHO's financial performance; or (iv) a sustained decrease in MHO's enterprise value below its net book value. After assessing the totality of events and circumstances, if MHO determines that it is not more likely than not that the fair value of any of its reporting units is less than its carrying amount, no further assessment is performed. If MHO determines that it is more likely than not that the fair value of any of its reporting units is less than its carrying amount, MHO calculates the fair value of that reporting unit and compares the fair value to the reporting unit’s net book value. If the fair value of the reporting unit is greater than its net book value, there is no impairment. Otherwise, MHO calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit. The implied fair value of goodwill is compared to the carrying value of goodwill. If the implied fair value of goodwill is less than the carrying value of goodwill, an impairment loss is recognized equal to the difference. Note D Intangible Assets The Company's intangible assets at December 31, 2016 were comprised of a $650,000 technology acquired in connection with SlopeJet acquisition. The assets are being amortized on a straight-line basis over a 5 year estimated life. Amortization expense for the year ended December 31, 2016 was $130,000 while accumulated amortization was $195,000. Estimated amortization expense for 2017 - 2019 is $130,000 per year and $65,000 for 2020. Note E 401(k) Plan The Company maintains an employee benefit plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code"), whereby employees may contribute a percentage of their compensation not to exceed the maximum amount allowable under the Code. At the discretion of the Board, the Company may elect to make matching contributions. For the year ended December 31, 2016, the Company made matching contributions approximating $394,000. -13- Exhibit 99.2

MULTIFAMILY HOUSING OPERATIONS (A CARVE-OUT OF THE RAINMAKER GROUP VENTURES, LLC) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016 Note F Commitments and Contingencies Operating Leases: The Company is obligated under the terms of various operating lease agreements for office facilities expiring at various dates through August 2021. An office space operating lease agreement contains provisions for future rent increases, landlord allowances for tenant improvements, and periods in which rent payments are reduced. The total amount of rental payments due over the lease term is being charged to rent expense on the straight- line method over the term of the lease. The difference between rent expense recorded and the amount paid is included in long-term deferred rent liability in the accompanying balance sheet. Future minimum lease payments under the noncancelable operating lease agreements are as follows: December 31 Amount 2017 $ 709,840 2018 729,702 2019 742,946 2020 707,892 2021 485,049 $ 3,375,429 Rental expense for all operating leases approximated $514,000 for the year ended December 31, 2016. Sales Tax Liability: The Company determined that it was liable for certain uncollected sales tax on revenue transactions in states in which the Company determined that it had a nexus. As of December 31, 2016, the Company recorded a liability to the state jurisdictions of approximately $415,000, which is included in accrued expenses in the accompanying financial statements. Actual amounts could differ from those estimates. Note G Subsequent Events The Company evaluated subsequent events through September 7, 2017, when these carve-out financial statements were available to be issued. The Company is not aware of any significant events that occurred subsequent to the carve-out balance sheet date, but prior to the filing of this report, that would have a material impact on the carve-out financial statements. -14- Exhibit 99.2